SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): FEBRUARY 27,
                                      1998

                          GST Telecommunications, Inc.
                                  GST USA, Inc.
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             (Exact name of registrant as specified in its charter)


           Canada                 1-12866             N/A
           Delaware              333-33601-02        83-0310464
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

          4001 Main Street, Vancouver, Washington       98663
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (360) 906-7100



          (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.


                  On February 27, 1998, GST USA, Inc., a Delaware corporation ("GST USA"), a wholly-owned subsidiary of GST Telecommunications, Inc., a federally chartered Canadian corporation ("GST"), sold (the "NACT Sale") to World Access, Inc., a Delaware corporation ("World Access"), 5,113,712 shares of the Common Stock of NACT Telecommunications, Inc. ("NACT"), representing approximately 63% of the outstanding Common Stock of NACT. The NACT Sale was consummated under the terms and conditions of that certain Stock Purchase Agreement dated as of December 31, 1997, by and among World Access, GST USA and GST.

                  The consideration for the NACT Sale consisted of $59,662,956 in cash and 1,429,907 shares of World Access' common stock, and was determined by arms length negotiations among the parties, based upon the value of the business of NACT. GST USA received proceeds of $86,545,207 from the NACT Sale, which included proceeds from the monetization of the 1,429,907 shares of World Access' common stock. There exists no material relationship between GST, GST USA, any of their affiliates, directors and officers or any associates thereof and World Access.

                  The NACT Sale involved the disposition of assets constituting in excess of 10% of the total assets of GST and its consolidated subsidiaries. Such disposition did not involve the disposition of a business which is "significant" within the meaning of Rule 11-01(b) of Regulation S-X and accordingly, the pro forma financial information referred to in Item 7(b) of Current Report on Form 8-K is not required to be included herein.



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
                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GST TELECOMMUNICATIONS, INC.


Dated: March 12, 1998                    By: /S/ STEPHEN IRWIN
                                             ----------------------------------
                                             Stephen Irwin
                                             Vice Chairman of the Board and
                                             Secretary

                                         GST USA, INC.


Dated: March 12, 1998                    By: /S/ STEPHEN IRWIN
                                             ----------------------------------
                                             Stephen Irwin
                                             Senior Vice President and
                                             Secretary

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